Vanguard FTSE Social Index Fund
Supplement Dated December 19, 2019, to the Prospectus and Summary Prospectus
The purpose of this supplement is to provide you with information regarding upcoming changes to the FTSE4Good US Select Index (the “Index”), the index tracked by Vanguard FTSE Social Index Fund (the “Fund”).
On December 17, 2019, FTSE Group (“FTSE”) announced that it will revise the methodology for the Index to update the environmental, social, and governance (“ESG”) screens, and that the timing of the Index reviews will move from annually to quarterly. These changes will take effect as of the March 2020 Index review.
The updated ESG screens will continue to exclude stocks of companies that FTSE determines have a certain level of involvement with alcohol, adult entertainment, gambling, and tobacco (“Vice Screens”), weapons, nuclear power, and that FTSE determines do not meet certain standards relating to the environment, human rights, labor rights, and diversity (“Company Conduct Screens”).
The Index will continue to be a market-capitalization-weighted index of large- and mid-cap U.S. stocks that are screened on the basis of ESG criteria, and there will be no changes to the Fund’s expense ratio, investment objective, strategies, and policies as a result of the Index methodology change.
Additional Information on the Revised Index Methodology
The methodology change will result in the following primary updates to the ESG screens:
(i)	FTSE will add a fossil fuels screen;
(ii)	FTSE will add a screen for companies that do not meet certain anti-corruption criteria in accordance with the United Nations Global Compact Principles;
(iii)	FTSE will modify the Vice Screens to primarily exclude producers, rather than, for example, producers, distributors or retailers, of various products; and

(iv)	FTSE will evaluate companies under the Company Conduct Screens in accordance with the United Nations Global Compact Principles.
As it pertains to fossil fuels, the revised Index methodology will exclude stocks of companies that FTSE determines:
(i)	own proved or probable reserves in coal, oil or gas; or
(ii)	any company that FTSE determines has a primary business activity in:
(a)	the exploration for and drilling, production, refining and supply of oil and gas products,
(b)	the supply of equipment and services to oil fields and offshore platforms, such as drilling, exploration, seismic-information services and platform construction,
(c)	the operations of pipelines carrying oil, gas, or other forms of fuel,
(d)	integrated oil and gas companies, providing a combination of services listed in (a)-(c) above, including refining and marketing of oil and gas products, or
(e)	the exploration for or mining of coal.
Additional Information on the Revised Index Rebalance Schedule
Following the Index methodology change, the Index will no longer be rebalanced annually in December, and will instead be rebalanced quarterly in March, June, September, and December. FTSE will not rebalance the Index in December 2019 and will instead rebalance the Index with the first quarterly rebalance under the new Index methodology in March 2020.
In March 2020, Vanguard will update the Fund’s prospectus to reflect the Index methodology change and the change in the timing of the Index rebalance.
For additional details regarding the upcoming changes to the Index Methodology, please see the Index Resources available on FTSE’s website.
© 2019 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.	PS 513 122019